

INDOOR HARVEST

HOUSTON, TEXAS

TM

DESIGN BUILDERS OF FARMS FOR INDOOR AGRICULTURE.

OPPORTUNITY

- AGRICULTURE TECHNOLOGY IS CURRENTLY A $6T INDUSTRY.
- 2014 SAW $2.3B IN TOTAL INVESTMENT.
- 2015 PASSED $2.0B BY THE END OF 2ND QTR.
- INDOOR AG TRENDING TO $1.97B BY 2020.

INDOOR HARVEST - OTCQB:INQD, IS A PUBLICLY LISTED MECHANICAL CONTRACTOR WITH CUTTING EDGE IP, SOLELY SERVING THE INDUSTRY TODAY.

**statistics sourced from Wintergreen Research-Plant Factory, AG Funder-AG Tech Report

INDOOR HARVEST SUPPORTS ALL FIVE THEMES QUOTED AS THE DRIVERS OF THE INDUSTRY:

- Market timing with the increasing rate of investment in the sector.
- Offers a complete hardware infrastructure for data driven Precision Agriculture.
- Production tool for reduced water consumption.
- Market Investments from Seed to Series B beginning to match the technology sector
- Enabling commerce and value chain for consumer accessible food production in urban centres.

STRATEGY

CONSULTING AND DESIGN

Continue serving the market with a position of thought leadership with every small and large farm we produce, walking clients through engineering and risk assessments all the way to build out and start up.

PRODUCT SUITE - INDUSTRY PROVEN PATENT PENDING

Manufacturing abilities support:

- **Modular Racking system** to expedite installation on site, integrated LED lighting, scalability and support of vertical farming to maximize crop yield/sq.ft.
- **High Pressure Aeroponics** platform to run crop production soil free, increase biomass, heavily reduced nutrients and water use and finite control through a crop's life cycle.
- **HVAC** - R&D underway, moving to prototype.

MARKET POSITION



FOUNDED
LATE 2011
PROTOTYPE
PROOF OF CONCEPT (BASIL)
TECH PILOT (LEAFY GREENS)
PROVISIONAL PATENT FILED
MIT CITY FARM TECH PILOT
TWEED INC TECH PILOT
NON PROVISIONAL PATENT FILED
IPO
STOCK TRADING OTC.QB: INQD
PASADENA - CLARA LOI
TWEED INC ECONOMIC PILOT
PASADENA - CLARA MOU
2012
$47K INV
2013
$151K INV
($690K PM VAL)
2014
$448K INV
($1.5M PM VAL)
2015
$780K INV
($4.2M PM VAL)
TOTAL SEED
$1.4M
SERIES A $5M
$10.6M PM VAL

Pipeline discussions with research institutes, retail operators moving to National expansion and medical groups involved with production for plant based expression.

MARKET POSITION CON'T

R&D Facility - City of Pasadena Agriculture Campus - CLARA

Indoor Harvest is the lead commercial partner and co-developer of the City of Pasadena's CLARA initiative.


CITY OF PASADENA
NON PROFIT FOOD
GRANTS & SUBSIDES
SKILLED LABOUR
RETAIL
CLARA EDUCATION
INTERNS & STUDENTS
REVENUE
R&D
INDOOR HARVEST

The Community Located Agriculture Research Area (CLARA) is home to a platform initiative launched by the City of Pasadena to redevelop the northern footprint of the city. Indoor Harvest and select retail partners will provide R&D and Commercial indoor farms to support continued education, advancements in the next generation of farming and produce production in cooperation with the National Build Health Awareness initiative for healthy living.

PARTNERSHIPS

HORT AMERICAS

Leading North American consultants and suppliers of Horticultural products for crops in vertical farms, city farm or greenhouses.

illumitex®
FOCUSED LIGHTING SOLUTIONS

Since 2005, an industry leader in Advanced LED engineering and design for Horticultural, Industrial and Architectural applications.

DOSATRON®

A leader in water powered dosing injectors engineered for repeatable performance with minimal maintenance.

LEADERSHIP

CHAD SYKES
Founder / CEO / Chairman
ccsykes@indoorharvest.com

Leading R&D, platform architecture for all client engagements and finance.

JOHN CHOO
President / Director
jchoo@indoorharvest.com

Leading strategy, alliances and marketing

Four member Board of Directors
Five member Board of Advisors

FINANCING

INDOOR HARVEST CORP IS CONDUCTING A REG D, RULE 506 (C) OFFERING OF UP TO 5,000,000 SHARES OF SERIES A CONVERTIBLE STOCK AT $1.00 FOR PROCEEDS OF UP TO $5,000,000.

THE OFFERING IS MANAGED BY WEALTHFORGE-BROKER / DEALER AND IS LIMITED TO INDEPENDENTLY VERIFIED, ACCREDITED AND INSTITUTIONAL INVESTORS.

USE OF PROCEEDS

$1M WORKING CAPITAL

$500K – Team expansion - Business Development, Marketing, Engineer/Project Manager, Controller.

$250K - Product Tooling.

$250K – R&D.

$3.5M CLARA Phase I

$3M – Vertical Farm Construction.

$500K – Working Capital.

$500K CLARA Phase II

$250K – R&D.

$250K – Working Capital.